                                                                 EXHIBIT h(2)(c)

                                 AMENDMENT NO. 2
                    MASTER ADMINISTRATIVE SERVICES AGREEMENT


         The Master Administrative Services Agreement (the "Agreement"), dated June 1, 2000, by and between A I M Advisors, Inc., a Delaware corporation, and Short-Term Investments Trust, a Delaware statutory trust, is hereby amended as follows:

         Appendix A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "APPENDIX A
                                       TO
                    MASTER ADMINISTRATIVE SERVICES AGREEMENT
                                       OF
                          SHORT-TERM INVESTMENTS TRUST

PORTFOLIOS                                                    EFFECTIVE DATE OF AGREEMENT
----------                                                    ---------------------------

Government & Agency Portfolio                                          June 1, 2000

Government TaxAdvantage Portfolio                                      June 1, 2000

Liquid Assets Portfolio                                                [               , 2003]

STIC Prime Portfolio                                                   [               , 2003]

Treasury Portfolio                                                     June 1, 2000"

         All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated:  [                            , 2003]

                                             A I M ADVISORS, INC.


Attest:                                      By:
       -----------------------------            --------------------------------
             Assistant Secretary                    Mark H. Williamson
                                                    President


(SEAL)


                                             SHORT-TERM INVESTMENTS TRUST


Attest:                                      By:
       -----------------------------            --------------------------------
              Assistant Secretary                   Robert H. Graham
                                                    President


(SEAL)